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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2004 (except for Note 9, as to which the date is January 24, 2005), in Amendment No. 7 to the Registration Statement on Form S-1 (No. 333-114299) and related Prospectus of Favrille, Inc.

/s/ Ernst & Young LLP

San Diego, California
January 31, 2005

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM